Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Davis Venture Value Portfolio

(the “Portfolio”)

Supplement dated June 11, 2015 to the

Summary Prospectus dated May 1, 2015

On May 27, 2015, the Board of Trustees (the “Board”) of SunAmerica Series Trust approved a replacement of the subadviser of the Portfolio from Davis Selected Advisers, L.P. d/b/a Davis Advisors to Brandywine Global Investment Management, LLC (“Brandywine”), subject to approval of the Portfolio’s shareholders. In connection with such pending replacement, the Board approved a change in the name of the Portfolio to “SA Legg Mason BW Large Cap Value Portfolio” and certain changes to the Portfolio’s principal investment strategies. These changes will become effective upon the approval by Portfolio shareholders of the subadvisory agreement between SunAmerica Asset Management, LLC and Brandywine with respect to the Portfolio (the “New Subadvisory Agreement”).

The Board has called a special meeting of shareholders (the “Meeting”) of the Portfolio to be held on August 27, 2015 for the purpose of approving the New Subadvisory Agreement. Contract owners as of May 29, 2015 will receive a proxy statement and other proxy materials discussing this proposal and seeking voting instructions. If the New Subadvisory Agreement is approved by shareholders, Brandywine will begin serving as subadviser of the Portfolio, and the changes to the Portfolio’s name and its principal investment strategies would take effect, as soon as reasonably practicable following the Meeting.

Shareholders should review carefully the specific changes to the Prospectus detailed below, which reflect the changes in name and principal investment strategies noted above.

Change in Portfolio’s Name

All references to the Portfolio as “Davis Venture Value Portfolio” are replaced with “SA Legg Mason BW Large Cap Value Portfolio.”

Change in Principal Investment Strategies and Principal Risks

The section entitled “Portfolio Summary: Davis Venture Value Portfolio – Principal Investment Strategies of the Portfolio” is deleted in its entirety and replaced with the following:

The Portfolio’s investment goal is growth of capital. The Portfolio attempts to achieve its goal by, under normal circumstances, investing at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Value Index (the “Index”). As of May 31, 2015, the median market capitalization of a company in the Index was approximately $7.799 billion and the dollar-weighted average market capitalization of the companies in the Index was approximately $111.426 billion. The size of the companies in the Index changes with market conditions and the composition of the Index. The Portfolio may invest in foreign securities, including emerging market securities, either directly or through depositary receipts. The Portfolio holds equity securities of approximately 150-250 companies under normal market conditions.

The subadviser selects securities for the Portfolio that it believes are undervalued or out of favor based primarily on price-to-earnings ratios, price-to-book ratios, price momentum, and share change and quality. The subadviser’s investment process begins by screening for low valuation companies based on their price-to-earnings or price-to-book ratios, and using quantitative analysis to eliminate equity securities that have poor price momentum and high relative share issuance. The subadviser then performs a fundamental analysis on the remaining equity securities to identify and eliminate those securities that it believes will have difficulty outperforming the Index. The subadviser may consider other factors in its selection process.

The subadviser typically sells a security of a company held by the Portfolio when it believes the company is no longer a large capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.

The risk factors entitled “Small- and Medium-Sized Companies Risk” and “Financial Institutions Sector Risk” are deleted from the section entitled “Portfolio Summary: Davis Venture Value Portfolio – Principal Risks of Investing in the Portfolio.”

Date:	June 11, 2015

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.